Acxiom Investor Briefing

July 11, 2006

Copyright © 2006 Acxiom Corporation. All Rights Reserved.

Safe Harbor for Forward-Looking Statements

Statements in this presentation by Acxiom Corporation regarding its future financial and operating results, future opportunities for Acxiom, the potential market price of Acxiom stock, Acxiom's international operations and any other statements about management's future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including competitive pressures, adverse economic conditions, governmental regulations and other factors described in Acxiom's Annual Report on Form 10-K for the year ended March 31, 2006 and other reports that Acxiom files with the SEC. Acxiom disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation.

Additional Information and Where to Find It

In connection with its 2006 annual meeting of stockholders, Acxiom Corporation will file a notice of annual meeting and proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF ACXIOM ARE URGED TO READ THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain free copies of the notice of annual meeting and proxy statement and other documents when they become available by contacting investor relations at investor.relations@acxiom.com or by mail at Acxiom Corporation Investor Relations, 1 Information Way, Little Rock, Arkansas, 72202, or by telephone at 1-501-342-1321. In addition, documents filed with the SEC by Acxiom are available free of charge at the SEC’s website at www.sec.gov.

Acxiom Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Acxiom in connection with the 2006 annual meeting of stockholders. Information regarding the special interests of these directors and executive officers in the proposed election of directors will be included in Acxiom’s notice of annual meeting and proxy statement for its 2006 annual meeting. This document will be available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Acxiom as described above.

Non-GAAP Financial Measures

Our discussion today will include non-GAAP financial measures. We refer you to the Investor Relations section of our website, which includes a reconciliation to the comparable GAAP measure for each non-GAAP financial measure included in this discussion. The location of our website is www.acxiom.com.

Introduction

•	Acxiom’s growth has been fueled by world-leading companies who count on service and innovation

•	Market trends in each of Acxiom’s core business lines support recent investments and future plans

•	Acxiom share price has outperformed competitors and market indices over the last three years

•	Acxiom’s management team is critical to monetizing key investments

•	Acxiom has strengthened its financial leadership and Board of Directors

•	Acxiom’s plan will drive superior shareholder returns

We ask for your support for the Company’s director nominees in the upcoming shareholder vote

The Acxiom Corporation...What We Do

•	We Help Our Clients Drive Profitability by:
•	Retaining Existing Customers
•	Finding New Customers
•	Cross-Selling Products and Services
•	Mitigating Risk and Fraud

¦

•	In Doing So, We Provide:
•	Customer Management Solutions
•	Information Management Solutions

¦

•	To the World’s Largest Companies

Blue-Chip Clients and Partners

[LOGOS shown in presentation]

GE	CapitalOne®	citigroup	Sprint® Together with NEXTEL

IBM®	GM	JPMorganChase	EQUIFAX

DELUXE	Sears	accenture	Baxter

hp invent	EMC[2] where information lives	E•FUNDSSM	TransUnionSM

HSBC	Guideposts	Federated DEPARTMENT STORES, INC.	IRI Information Resources, Inc.
Polk® Multi-Dimensional IntelligenceTM

20 Years of Superior Revenue Growth

Investments Have Fueled Strong Revenue Growth

R e v e n u e (i n M i l l i o n s)	$1,400
																					$1,333

	$1,200							20.5% CAGR												$1,223

	$1,000															$1,010			$1,011
															$964			$958
																	$866
	$800													$730

	$600

													$465
	$400											$402

											$270
	$200									$202
									$152
								$116
						$98
					$90		$91
				$74
			$56
		$38
	$0

		1987	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002(1)	2003	2004	2005	2006

	(1) Revenue recognition changed in fiscal 2001 in accordance with SAB 101.

The Transformation of Acxiom

Data Products		Data, Analytics & Consulting
»
Credit Card Databases		Multiple Industries

Enterprise Solutions

Digital & Risk Solutions

Batch Processing		Real Time Processing

Mainframes	»	Grid Technology

Independent Business Units		Integrated Organization

Technology Re-Engineering

Outsourcing		Non-Hosted Solutions
»
Arkansas-Centric		Global Business

1999	2000	2001	2002	2003	2004	2005	2006

Acxiom acquires largest competitor- May & Speh	AbiliTec Achieves Industry Leadership Acxiom Purchases Computer Graphics	Acxiom Begins Grid Development	Acxiom Enters Risk Business – Purchases AISS	Acxiom Invents Personicx Acxiom Deploys Grid	Acxiom Expands in Europe Acxiom Standardizes Operational Functonality	Acxiom Enters China Acxiom Goes Online	Acxiom Expands into Risk Mitigation

Acxiom Sees Growing Demand for its Core Competencies

Data, Analytics and Consulting	• Business intelligence • Clients’ demand for value-added services • Adoption of analytics outside financial services & insurance
Enterprise Solutions	• Customer Data Integration (CDI) • Enterprise database solutions • Enterprise decision management
Digital Solutions	• Online & search advertising • Use of demographic information • Interactive marketing / search engine optimization
Risk Solutions	• Identity fraud • Pre- & post-employment screening • Law enforcement and security markets
Grid Technology	• Complexity of clients’ existing infrastructure • Grid-based service-oriented architecture • Information storage requirements

Acxiom has positioned itself through key investments to take advantage of these opportunities

Acxiom’s Share Price has Outperformed Market Indices and Peers Over the Past 3 Years(1)

Dun & Bradstreet	68.3%

Acxiom	45.3%

Harte Hanks	37.2%

NASDAQ	29.6%

S&P 500	29.3%

Equifax	28.9%

InfoUSA	27.4%

ChoicePoint	12.1%

Fair Isaac	2.2%

(1)	For the three years ending 7/6/06.

Acxiom’s Execution of its Strategy has Driven Superior Financial Performance over the Last Year

($Millions, Except EPS)		Revenue	YoY Growth	EPS	YOY Growth

Q1 – ’06		$310.3	---	$0.07	---

Q2 – ’06		330.5	10%	0.20	0%

Q3 – ’06		347.4	11%	0.31	29%

Q4 – ’06		344.3	7%	0.26	63%

2006		1,332.6	9%	0.83	12%

Q1 – ’07	(Analyst	333.6	8%	0.17	143%
	consensus
	estimates)

10

Revenue Growth (Financial Road Map Mid Point)

($ Millions)

		CAGR		Key Initiatives
• Customized Enterprise-wide Services • Industry Specific Solutions • Digital Solutions
$2,000
$1,864
$1,800		9%

$1,600			Marketing
		9%	& CDI	• Focus on Analytics • Building Consulting Practices • U.S. Data Growing at 11% CAGR
$1,400	$1,333		Services

$1,200	Marketing
& CDI
$1,000	Services
		5%		• Deployment of the Grid • Avoid Commoditized Services • Optimize Capital Allocations
$800			Data

$600	Data	9%
IT/Data
$400			Factory
	IT/Data		Services	• Extensive Cross-Sell Approach • Enhanced Product Set • Innovation and New Markets
$200	Factory
	Services	23%	Risk
$0			Mitigation
	FY2006		FY2010

Operating Income Improvement Through Revenue Growth and Expense Efficiencies

($ Millions)

$2,000

$1,800

$320						17%	$309
						Margin		• Workforce Initiatives • Computer Expense Focus • Standardized Processes • Leveraging Base Assets
$280

$240
						13%	$242
$200				13%	$186
				Margin
$160
	11%	147%(1)		11%
$120	Margin		$146	Margin

$80

$40

$0
		FY 2006			FY2007		FY2010

(1) Adjusted operating income is a non-GAAP financial measure. This measure excludes $15.8 million of restructuring changes and other unusual items.

Grid Positively Impacting Expense Efficiency

Computer and Related Expenses (% of Revenue)

2003	31%
2004	26%
2005	23%
2006	22%

Return on Invested Capital

Road Map Midpoint

2003	6.1%
2004	9.4%
2005	11.0%
2006	11.4%
2010E	17.5%

• 100% of new services deals utilize the Grid • Data transformation throughput increased 2x • CDI processing speed increased 6.6x • Data products build time reduced 8x

Standardization Positively Impacting Efficiency

Average Cost per Customer Work Unit Processed

	Avg. Q2 FY06	Avg. Q3 FY06	Avg. Q4 FY06	Avg. Q1 FY07
All Other Platforms	$142	$172	$123	$137
Standardized Platform	$32	$40	$25	$20

• 72 Services and 580 Data Clients on Standard Platform • 35% of Customer Work Units Converted to Standard Platform • Associate Efficiency Improvement of 22%

Roadmap Upside Opportunities

Acxiom is focused on breakthrough opportunities to accelerate growth

Business Information Grid • $60B market not penetrated by hosted business • EMC brings R&D, brand and 7,500 sales people • $350M opportunity in 5 years	Digital Markets • Online advertising - $18B market growing at 30% per year • Requires combination of data, analytics, infrastructure and privacy knowledge • $100M – $200M opportunity in 5 years
Risk Mitigation • Additional $250M market in 5 years • Applications in account access, money transfer and online access • $70M opportunity in 5 years	Geographic Expansion • Canada, Latin / South America, Asia Pacific • Leverage existing investments • $140M opportunity in 5 years

Acxiom Has a Highly Talented Management Team of Seasoned Industry Experts

Charles Morgan
CEO / Chairman of the Board

Operations			Finance	Corporate Office
Lee Hodges COO			Frank Cotroneo CFO	Cindy Childers Organizational Development
			Dathan Gaskill Corporate Finance	Richard Howe Marketing & Strategy
Client Services	Lines of Business	Delivery, Technology and Support		Jerry Jones Legal/Business Development
David Allen European Operations	Ron Fournet Risk Mitigation	Alex Dietz Products & Infrastructure		Rodger Kline Administration
Jeff Stalnaker Financial Services	Scott Hambuchen CDI & Marketing Services	Michael Lloyd Delivery Center		Jim Womble Business Development
Martin Sunde Multi-Industry	William Park Data, Digital & Direct	Thomas Walker, Jr. IT Services		Kevin Zaffaroni Strategic Initiatives
Holly Marr Business Planning

☐ Foundational / Promoted from Within

☐ Professional Recruit / Acquisition

New Financial Leadership

•	In May 2006, Frank Cotroneo joined Acxiom as CFO
•	Frank was previously CFO at MasterCard International and H&R Block
•	In addition, Mike Durham, former CFO of American Airlines and Fortune 500 executive, has joined the Board of Directors and will focus on financial management and capital allocation

Financial Management and Control

•	New BOD Finance Committee
•	Improved Planning and Capital Allocation process
•	Process Ownership by CFO
•	Continuing Improvement in Financial Statement Transparency
•	Optimized Capital Structure
•	Metrics to Track Performance

Strategic	Performance Management	Tactical
Forecasting		Budgeting

Acxiom Has Not Ignored ValueAct

•	Adopted suggestion of Financial Road Map
•	Bolstered financial acumen for Board of Directors and management team
•	Listened and discussed ValueAct’s proposals at Board meetings
•	On multiple occasions, has invited ValueAct to present their ideas to Acxiom Board
•	Provided ValueAct access to Acxiom leadership

Acxiom Has an Independent Board of Directors

•	Acxiom’s Board of Directors meets all independence requirements
•	Two non-independent directors have resigned from the Board in the last 18 months
•	A new independent director has recently joined the Board, and brings substantial financial expertise
•	Created the role of Lead Independent Director and Vice-Chairman, Bill Dillard
•	Our nine-member Board has two management directors and one member who is non-independent solely due to a contract that ends in 2007 and provides him no financial benefit

Why Charles Morgan Should Be Chairman

Acxiom’s shareholder value will suffer without his board leadership

Strategic Vision and Technology Development	• Understands how innovation creates competitive advantage • Has driven development and deployment of breakthrough products and technologies
Deep Relationships With Key Clients	• Relationship owner for many top clients • Personal long-term relationships built on trust & commitment • Clear short- and long-term risk if Charles is not chairman
Highest-Level Industry Relationships	• Recognized as thought leader in direct marketing industry • C-level relationships with many large technology companies • Initiated and maintains critical partnerships
Attracting and Retaining Talented Management Team	• Has attracted world-class additions to senior leadership team • Has nurtured and mentored strong internal leaders • Engenders strong loyalty among leaders, associates at Acxiom
Charles Morgan Is Clearly at the Foundation of Acxiom’s Success – Past Present and Future

Why Other Nominees

•	Ann Die Hasselmo – Independent Director
•	Clearly Independent – no business ties to the Company
•	Managing Director of Academic Search Consultation Services
•	Active leader in higher education at a national level
•	Past chairman of the board of National Association of Independent Colleges and Universities

•	William Henderson – Independent Director
•	Clearly Independent – no business ties to the Company
•	COO of Netflix, on-line DVD rental company with 4.2 million members
•	Former CEO and Postmaster General for US Postal Service – with more than 1 million employees and a $90 billion operating budget
•	Insight into mailing industry, a critical marketing channel for many of Acxiom’s clients
•	Significant experience in deployment of technology in a large-scale environment
•	Network of global relationships in industry and governments

Why Not ValueAct

The issue is more than just board seats

•	Acxiom slate is comprised of the Company Leader and two independent directors who have no conflicts of interest
•	ValueAct has made an offer to buy the Company – we believe this makes the nominees unable to act as fiduciaries to other shareholders
•	Mr. Ubben also serves as a Board member of a direct competitor of Acxiom and ValueAct holds substantial ownership in that Company
•	These interests directly conflict with the interests of all other shareholders
•	We believe the strategic plan of Acxiom management will create more shareholder value than ValueAct’s short term objectives
•	ValueAct’s plan is uninformed and irresponsible, thus creating both near-term and long-term risk

Why Not ValueAct (cont)

•	ValueAct’s nominees do not instill confidence
•

For example, in the 11 months Mr. Lawrie was the CEO of Siebel, 18% of shareholder value was destroyed (approximately $860 million), and at the same time he accepted approximately $10 million for his stark lack of performance

AND
•

While he praised a new CalPERS-instigated compensation plan at Siebel that tied options and bonuses to financial performance criteria (“I want to be known as a company that rewards and is managed by shareholders”), Mr. Lawrie never renegotiated his own compensation plan in the spirit of what he was having others do

Summary

•	Acxiom will continue to deliver superior shareholder returns with execution of its current plan through a combination of:
•	Charles Morgan and current board leadership
•	Monetizing key investments
•	Sustained loyalty of clients and the management team
•	Acxiom has responded to ValueAct’s concerns about financial management and board structure
•	Introducing ValueAct into the Acxiom board will create both near-term and long-term risk
We ask for your support for the Company’s director nominees in the upcoming shareholder vote